UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C.  20549

                            FORM N-CSR

      CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                     INVESTMENT COMPANIES

              Investment Company Act file number: 811-04643

                        Volumetric  Fund, Inc.

                  87 Violet Drive, Pearl River, NY 10965

                          Gabriel J. Gibs

                  87 Violet Drive, Pearl River, NY 10965
                  (Name and address of agent for service)

              Registrant's telephone number:          845-623-7637

              Date of fiscal year end:	12/31/2013

              Date of reporting period: 12/31/2013


Item 1.  Reports to Stockholders.









December 31, 2013


Volumetric Fund, Inc.
A No-Load Mutual Fund                                 2013
Annual Report







                   Volumetric Fund, Inc.
                         <LOGO>

















To Our Shareholders:

	We are pleased to report that Volumetric Fund's net asset value
(NAV) advanced 26.4% during 2013. This included a 7.6% advance in the fourth quarter. The NAV was $18.51 on December 31, 2012. Overall, our NAV closed out the year at $21.82, up from our ex-dividend opening price of $17.26 on January 1, 2013. Due mostly to our relatively high cash position of 21%, we have slightly underperformed the Standard & Poor 500 Index in 2013. This happened only four times in the past thirteen years. As indicated below, the market, as measured by the Standard & Poor Index advanced 29.6% during 2013.

  The Volumetric Index which shows the value of a $10,000 hypothetical investment in Volumetric on January 1, 1979, stood at $256,464 on December 31, 2013. Our average (not compounded) annual return, during our past 35 years of history, has been 10.6%, as compared to that of 10.2% for the S&P 500 Index during the same period.

  As indicated below, since our proprietary 'Volume and Range' portfolio management system was introduced on September 1, 2000, we have outperformed all the major market indices.

                            Year 2013  Fourth Quarter  Change since 9/1/2000*
  Volumetric Fund	       + 26.4%	    + 7.6%	   + 91.0%
  Standard & Poor's 500 Index  + 29.6%	    + 9.9% 	   + 21.5%
  Dow-Jones Industrials	       + 26.5%	    + 9.5%	   + 47.5%
  NY Stock Exchange Index      + 23.2%	    + 7.6%	   + 45.3%
            *Introduction of 'Volume and Range' system.


As indicated in our January 6, 2014 memo, on December 31, 2013, the Fund declared a capital gain distribution of $1.43 per share. It included a long term gain of $1.05 and a short term gain of $0.38 per share to shareholders of record of the same date. The distribution of $1.32 per share is reported as a 2013 dividend and $0.11 per share will be reported as a 2014 dividend. Your distribution was reinvested for you in additional shares, except if you requested the cash option. For each share you owned on December 31, 2013, you received 7.0% in additional shares on January 2, 2014. Please also note that Volumetric Fund's NAV went 'ex-dividend' on January 1, 2014. On that day, as described in our memo, the Fund's $21.82 closing NAV was reduced by the $1.43 distribution to $20.39.



FOURTH QUARTER PORTFOLIO CHANGES

  As mentioned above, the Fund's NAV advanced 26.4% during 2013 and 7.6% in the fourth quarter. As of December 31, 2013, the Fund had a cash position of 21%. We had 66 stocks in our portfolio with 62 gainers and only 4 losers. Our average stock had an unrealized gain of 42.6%. Seven of our stocks more than doubled. Our biggest gainer was Yahoo with a 160% gain at year end. Our worst performing stock was Cadence Design Systems with a 3% loss. Our ten leading stocks are shown in the 'Top Stocks and Industry Holdings' section.

  The following 8 stocks were added to the Fund's portfolio during the fourth quarter: Ebay, Harsco, International Paper, Leucadia National, Marathon Oil, Valero, Valmont Industries and Verizon.

	On the sell side, utilizing the guidelines of our 'Volume and Range' system, we sold the following 9 stocks from our portfolio: General Mills, Laboratory Corp., Lennar Corporation, McDonalds, NCR, Potash, Quest Diagnostics, Rent-a-Center, and URS Corporation. Our best gainer was NCR with a 44% net realized gain.






TOP STOCKS AND INDUSTRY HOLDINGS (Unaudited)

          As of December 31, 2013, our ten greatest unrealized stock gainers and our 10 largest industry holdings are listed below. See 'Statement of Net Assets' on page 4 for details.


		    Unrealized Gain     % of Fund's
                            %           Net Assets

Yahoo	                   160.1%	  2.03%
Deckers Outdoor.  	   140.0	  2.02
Alliant Techsystems	   137.0	  1.93
OM Group	           112.5	  1.77
ITT Corporation	           112.3  	  1.73
Tyson Foods	           112.2	  1.68
Ball Corp.	           104.9	  1.40
Pfizer	                    87.2	  1.36
Mylan	                    87.0	  1.51
Boeing	                    85.5	  1.48

                             Total:      16.91%



          10 Largest Industry Holdings
           % of the Fund's Net Assets

Aerospace/Defense	        5.8%
Drugs	                        4.9
Transportation/Shipping  	4.8
Business Services	        4.4
Foods/Beverage	                4.2
Misc./Diversified	        4.0
Machinery	                4.0
Medical/Health   	        3.9
Electrical/Semiconductor	3.9
Utilities	                3.8

                   Total:      43.7%



OTHER NEWS

  As mentioned in our second quarter report, at the Fund's annual meeting in June, shareholders re-elected all the nominated directors.
Furthermore, they approved BBD, LLP, as the Fund's independent registered public accounting firm for calendar year 2013.

  The Board of Directors at their December 5, 2013, meeting approved the renewal of the Investment Advisory contract between Volumetric Fund, Inc. and Volumetric Advisers, Inc. The Board discussed various factors that formed the basis for their renewal of the contract: 1) Volumetric Advisers, Inc. uses a proven, proprietary technique for managing the Fund's portfolio; 2) the Fund's performance indicates that it has outperformed significantly the Standard & Poor's 500 Index and other appropriate indexes in 9 out of the past 13 years; 3) the Fund's expense ratio is in line with other no-load mutual fund's of similar size. Furthermore, if the Fund's assets grow, the expense ratio decreases on a sliding scale, as indicated in the Prospectus.


UPDATE AND OUTLOOK

  January of 2014 has started out on the downside for the stock market. The Standard & Poor 500 Index declined 3.6% in January and the Dow dropped 5.3%. Volumetric Fund did better. The NAV on December 31, 2013 was
$21.82. Our NAV decreased only by 1.4% from its ex-dividend opening price of $20.39 to $20.10, as of January 31. As a defensive measure, we have increased our cash position to 27.6% from 21.1% from the beginning of January.

  The current outlook for the market appears to be neutral to slightly negative. One reason is that the unusually cold winter and snow, has negatively affected the economy and retail sales. On the plus side, as of this day, the 200-day moving average of the NYSE Composite Index has remained positive, since it has stayed above its moving average line.

  We thank you for your trust and confidence. Please call us if you have any questions.

February 5, 2014

                      	Sincerely,


/s/Gabriel J. Gibs				/s/Irene J. Zawitkowski

Gabriel J. Gibs					Irene J. Zawitkowski
Chairman and CEO				President





THE FOLLOWING CHARTED INFORMATION WAS PRESENTED AS A LINE GRAPH IN THE ANNUAL REPORT SHOWING THE COMPARISION OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN VOLUMETRIC FUND AND THE STANDARD AND POORS 500 INDEX.

Comparison of Changes in the Value of a $10,000 Investment in Volumetric Fund
        Versus the Standard and Poor's 500 Index* (Unaudited)
             (From January 1, 1979 to December 31, 2013)

YEAR         VOLUMETRIC      S&P 500 INDEX

1978           10,000          $10,000
1979          $11,630          $11,231
1980          $15,991          $14,125
1981          $18,712          $12,751
1982          $21,876          $14,633
1983          $26,321          $17,161
1984          $27,696          $17,401
1985          $36,524          $21,983
1986          $39,225          $25,197
1987          $38,637          $25,708
1988          $46,349          $28,896
1989          $53,743          $36,770
1990          $50,963          $34,359
1991          $68,902          $43,397
1992          $76,331          $45,335
1993          $77,839          $48,533
1994          $76,104          $47,786
1995          $89,336          $64,086
1996         $103,189          $77,072
1997         $121,987         $100,971
1998         $134,918         $127,898
1999         $141,866         $152,872
2000         $139,355         $137,372
2001         $133,167         $119,486
2002         $116,682          $91,543
2003         $152,246         $115,692
2004         $172,799         $126,097
2005         $176,228         $129,881
2006         $187,400         $147,570
2007         $193,237         $152,735
2008         $135,347         $ 93,981
2009         $164,687         $116,023
2010         $190,622         $130,874
2011         $191,523         $130,850
2012         $202,839         $148,394
2013         $256,464         $192,317


       Average Annual Total Returns Of Fund(as of 12/31/13)

                  1 Year   5 Years   10 Years   Since Inception (1/1/79)
-----------------------------------------------------------------------
Volumetric Fund     +26.42%    +13.64%    + 5.35%     + 9.71%
S&P 500 Comp Index  +29.60%    +15.40%    + 5.21%     + 8.81%


*All distributions and dividends were reinvested. Past performance is not predictive of future performance. The performance shown above does not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of Fund shares. The chart represents values for each year, as of December 31. The S&P 500 Index is unmanaged index of common stocks.


--------

THE FOLLOW DATA IS DISPLAYED AS A BAR CHART


                    Industry Group Weight Percentage
                    (As a Percentage of Net Assets)
                              (unaudited)


Aerospace/Defense		5.8
Auto/Auto Parts			1.2
Building/Construction		1.1
Business Services		4.4
Chemicals			3.5
Communications			1.0
Computers, Hardware		2.5
Computers/Software		1.1
Drugs				5.0
Electrical/Semiconductor	3.9
Foods/Beverage			4.2
Forest Products			2.5
Indexes				3.8
Insurance			2.6
Internet			3.0
Leisure				2.1
Machinery			4.0
Materials/Metals		0.9
Medical/Health 			3.9
Misc./Diversified		4.0
Oil/Energy			2.9
Publishing			1.4
Retail				2.3
Shoes				3.2
Transportation/Shipping		4.8
Utilities			3.8
Cash				21.1




------




                  FINANCIAL HIGHLIGHTS (Audited)
          (for a share outstanding throughout each year)




Years ended December 31               2013     2012    2011     2010    2009

Net asset value, beginning of year   $18.51  $17.48   $17.39   $15.02  $12.34
Income from investment operations:
  Net investment loss                 (0.11)  (0.07)   (0.12)   (0.09)  (0.02)
  Net realized and unrealized
     gain (loss) on investments	       4.67     1.10     0.21     2.46    2.70
 Total from investment operations 4.56 1.03 0.09 2.37 2.68 Less distributions from:
   Net investment income	       0.00     0.00     0.00    0.00    0.00
   Net realized gains	              (1.25)    0.00     0.00    0.00    0.00
                                    -------    ------  ------  ------   ------
Total distributions	              (1.25)    0.00     0.00    0.00    0.00
                                     -------    ------  ------  ------  ------

Net asset value, end of year	      $21.82   $18.51   $17.48  $17.39  $15.02
                                     -------   ------  ------  ------   ------
Total return                           26.42%   5.89%    0.52%   15.78%  21.72%
                                      -------  -------  ------  ------   ------
Ratios and Supplemental Data:
Net assets, end of year(in thousands) $25,901 $20,926  $20,401  $20,332 $18,112
Ratio of expenses to average net assets 1.94% 1.94% 1.94% 1.94% 1.96% Ratio of net investment loss to average
      net assets                       (0.56%) (0.35%)  (0.65%)  (0.53) (0.17%)
Portfolio turnover rate	                 57%    126%      111%     124%    170%










                           VOLUMETRIC FUND, INC.
                          STATEMENT OF OPERATIONS
                   For the year ended December 31, 2013

INVESTMENT INCOME
	Dividends......................................     $ 325,718
	Interest.......................................           384
                                                           -----------
		TOTAL INVESTMENT INCOME................       326,102
EXPENSES
	Management Fee (Note 2)........................       457,272
                                                           -----------
	NET INVESTMENT LOSS............................      (131,170)
                                                           -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
	Net realized gain on Investments...............      1,696,400
	Change in unrealized appreciation on investments
		Beginning of year.........   $ 2,144,595
		End of year...............     6,043,195
                                             -----------
	Increase in unrealized appreciation.............     3,898,600
                                                           -----------
              NET GAIN ON INVESTMENTS...................     5,595,000
                                                           -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS....    $5,463,830
                                                           -----------
                       See notes to financial statements




	   VOLUMETRIC FUND, INC.
	STATEMENT OF NET ASSETS
	   DECEMBER 31, 2013

Equities: 	78.8%
SHARES	COMPANY	                               VALUE
 	Aerospace/Defense: 5.8%
 4,100	Alliant Techsystems Inc.	     $498,888
 2,800	Boeing Co.	                      382,172
10,000	Flir Systems, Inc.	              301,000
 3,300	General Dynamics Corp.     	      315,315
                                           ----------
		                            1,497,375
                                           ----------
	Auto/Auto Parts: 1.2%
 2,400	O'Reilly Automotive Inc.*	      308,904
                                           ----------
	Building/Construction: 1.1%
13,400	Pulte Group, Inc.	              272,958
                                           ----------
 	Business Services: 4.4%
 7,400	ABM Industries, Inc.	              211,566
 3,900	CACI International Inc. Class A*      285,558
11,000	Herman Miller, Inc.	              324,720
 7,200	Paychex Inc.	                      327,816
                                           ----------
		                            1,149,660
                                           ----------
 	Chemicals: 3.5%
 2,983	E.I.Dupont de Nemours	              193,806
 5,200	Mosaic Co.	                      245,804
12,600	OM Group, Inc.*	                      458,766
                                           ----------
 		                              898,376
                                           ----------
	Communications: 1.0%
 5,206	Verizon Communications, Inc.	      255,823
                                           ----------
	Computers, Hardware: 2.5%
14,000	Hewlett-Packard Co.	              391,720
10,000	Intel Corp.	                      259,550
                                           ----------
		                              651,270
                                           ----------
	Computers/Software: 1.1%
 7,500	Microsoft Corp.	                      280,575
                                           ----------
	Drugs: 4.90%
 3,100	Johnson & Johnson	              283,929
 5,098	Merck & Co. 	                      255,155
 9,000	Mylan Inc.*	                      390,600
11,500	Pfizer Inc.	                      352,245
                                           ----------
		                            1,281,929
                                           ----------
	Electrical/Semiconductor: 3.9%
16,900	Cadence Design Systems Inc.*	      236,938
16,000	Corning Inc.	                      285,120
 7,000	Dolby Laboratories, Inc. Class A*     269,920
20,000	Polycom Inc.*	                      224,600
                                           ----------
		                            1,016,578
                                           ----------
`	Foods/Beverage: 4.2%
 5,300	Molson Coors Brewing Co., Class B     297,595
13,000	Tyson Foods Inc., Class A	      434,980
 4,600	United Natural Foods Inc.*	      346,794
                                           ----------
		                            1,079,369
                                           ----------
	Forest Products: 2.5%
 7,700	Avery Dennison, Corp.	              386,463
 5,200	International Paper Co.	              254,956
                                           ----------
		                              641,419
                                           ----------
 	Indexes: 3.8%
 2,000	Dow-Jones ETF	                      330,940
 3,500	SPDR S&P 500 ETF Trust 	              646,415
                                           ----------
		                              977,355
                                           ----------
	Insurance: 2.6%
10,000	Hartford Financial Services Group Inc 362,300
 4,000	United Health Group Inc. 	      301,200
                                           ----------
		                              663,500
                                           ----------
	Internet: 3.0%
 4,700	Ebay*	                              257,865
13,000	Yahoo Inc.*	                      525,720
                                           ----------
		                              783,585
                                           ----------
	*  Non-income producing security



SHARES	COMPANY	VALUE
	Leisure: 2.2%
14,000 	Electronic Arts Inc.*	             $321,160
13,500 	International Game Technology	      245,160
                                           ----------
		                              566,320
                                           ----------
	Machinery: 4.0%
 7,000 	Ball Corporation	              361,620
 2,493 	Harsco,Corp.	                       69,879
 5,500 	Ingersoll Rand PLC	              338,800
 1,800 	Valmont Industries	              268,416
                                           ----------
   	 	                            1,038,715
                                           ----------
	Materials/Metals: 0.9%
 6,500 	Freeport-McMoran Copper & Gold	      245,310
                                           ----------
	Medical/Health : 3.9%
 5,300 	AmerisourceBergen Corp.	              372,643
 5,500 	Cardinal Health Inc.	              367,455
 6,700 	Patterson Co. 	                      276,040
                                           ----------
		                            1,016,138
                                           ----------
   	Misc./Diversified: 4.0%
 1,833 	Allegion PLC*	                       81,000
11,000 	Apollo Education Group*	              300,520
10,300 	ITT Corp.	                      447,226
 7,700 	Leucadia National Corp.	              218,218
                                           ----------
		                            1,046,964
                                           ----------
 	Oil/Energy: 2.9%
 6,800	Marathon Oil	                      240,040
20,000	McDermott Corp.*	              183,200
 6,300	Valero Energy Corp.	              317,520
                                           ----------
		                              740,760
                                           ----------
	Publishing: 1.4%
 4,600	McGraw-Hill Financial Inc.	      359,720
                                           ----------
	Retail: 2.2%
 5,200	Dollar Tree Inc.*	              293,384
 3,700	Wal-Mart Stores Inc. 	              291,153
                                           ----------
		                              584,537
                                           ----------
	Shoes: 3.2%
 6,200	Deckers Outdoor  Corp*	              523,652
10,700	Finish Line Class A	              301,419
                                           ----------
		                              825,071
                                           ----------
	Transportation/Shipping: 4.8%
 9,200	CSX Corp.	                      264,684
 2,300	Fedex Corp.	                      330,671
12,000	Greenbrier Companies Inc.*	      394,080
13,900	Knight Transportation	              254,926
                                           ----------
		                            1,244,361
                                           ----------
	Utilities: 3.8%
 6,300	Atmos Energy Corp.	              286,146
 3,600	DTE Energy Company	              239,004
 6,600	Piedmont Natural Gas Co.	      218,856
 6,000	Wisconsin Energy Corp.	              248,040
                                           ----------
		                              992,046
                                           ----------
TOTAL EQUITIES:
(COST:	$14,375,423)	                   20,418,618
                                           ----------
CASH EQUIVALENTS/RECEIVABLES: 21.2%
   Cash		                              213,664
   JP Morgan Chase Interest Bearing
    Deposit Acct.		            5,245,019
   Dividends and interest receivable	       23,954
                                           ----------
TOTAL CASH EQUIVALENTS/ RECEIVABLES	    5,482,637
                                           ----------
TOTAL ASSETS		                   25,901,255
   Less Liabilities		                   -
NET ASSETS: 100.0%		          $25,901,255
                                          ===========
VOLUMETRIC SHARES OUTSTANDING		    1,186,846
                                           ----------
NET ASSET VALUE PER SHARE		       $21.82
                                              =======
      See Notes to Financial Statements





                           VOLUMETRIC FUND, INC.
                    STATEMENTS OF CHANGES IN NET ASSETS

                                                      For the Years Ended
					             12/31/2013      12/31/2012
                                                    ------------     ----------
CHANGES RESULTING FROM OPERATIONS
Net investment loss........................       $   (131,170)      $ (75,845)
Net realized gain on investments.........            1,696,400       1,568,326
Increase (decrease) in unrealized appreciation       3,898,600        (288,954)
                                                   ------------      ----------
	NET INCREASE IN NET ASSETS
	RESULTING FROM OPERATIONS.............       5,463,830        1,203,527
DISTRIBUTIONS TO SHAREHOLDERS FROM NET REALIZED GAIN(1,412,921)               0
CAPITAL SHARE TRANSACTIONS (NOTE 3)...........         924,655         (679,122)
                                                   ------------       ----------

	NET INCREASE IN NET ASSETS............       4,975,564           524,405
NET ASSETS
	BEGINNING OF YEAR......................     20,925,691        20,401,286
                                                  ------------       -----------
	END OF YEAR*...........................    $25,901,255       $20,925,691
                                                  ------------       -----------

*including undistributed net investment income of $0 and $0, respectively

                       See notes to financial statements


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

Volumetric Fund, Inc. (the 'Fund') is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a diversified, open-end investment company. The Fund's investment objective is capital growth. Its secondary objective is downside protection. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ('GAAP').

a) Valuation of Securities: Investments in securities traded on a national securities exchange (or reported on the NASDAQ national market) are valued at the closing price on the day of valuation. If a market quote is not available, the Fund will value the security at fair market value as determined in good faith by Volumetric Advisers, Inc., as directed by the Board of Directors.

GAAP establishes a single authoritative definition of fair values, sets out a framework for measuring fair value and requires certain disclosures about fair value measurements. Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

    Level 1 ' quoted prices in active markets for identical securities Level 2 ' other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)
    Level 3 ' significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

  The inputs or methodology used for valuing securities are not necessarily indications of the risk associated with investing in those securities.

As of December 31, 2013, all of the securities held by the Fund were valued using Level 1 inputs. See the Fund's Statement of Net Assets for a listing of securities valued using Level 1 inputs by security type and industry type, as required by GAAP. There were no transfers among Levels 1, 2 and 3 for the year ended December 31, 2013.

b) Securities Transactions and Investment. Income. Realized gains and losses are determined on the identified cost basis which is the same basis used for federal income tax purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date and interest income is recognized on the accrual basis.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is 'more likely than not' to be sustained assuming examination by tax authorities. Management has reviewed the Fund's tax positions taken on Federal and state income tax returns for all open tax years (2010-2012) and during the year ended December 31, 2013, and concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.



c) Federal Income Taxes: The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of the Fund's taxable income to its shareholders. Therefore no federal income tax provision is required.

d) Distributions to Shareholders: It is the Fund's policy to distribute all net investment income and all net realized gains, in excess of any available capital loss carryovers, at year end. Distributions are taxable to shareholders in the year earned by the Fund. The Board of Directors declared the following distributions. The January 1, 2014 ex-date distribution will be reflected in the financial statement for the year ended December 31, 2014.

 Record Date		December 31, 2013		December 31, 2012
 Ex-Dividend Date	January 1, 2014			January 1, 2013
 Payment Date		January 2, 2014			January 2, 2013
 Distribution		$ 1.43 per share		$1.25 per share

The tax character of distributions recorded and paid during the years ended December 31, 2013 and 2012 were as follows: Long Term Capital
Gains:  2013: $1,412,921, 2012: $0.


e) Use of Estimates: The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reported period. Actual results could differ from those estimates.



2. Management Fee and Other Transactions with Affiliates

The Fund receives investment management and advisory services under an advisory agreement with Volumetric Advisers, Inc., that provides for fees to be paid at an annual rate of 2.0% of the first $10,000,000 of average daily net assets, 1.9% of the next $15,000,000 and declining thereafter to 1.5% on net assets over $100,000,000. The Fund's adviser pays the cost of all management, supervisory and administrative services required in the operation of the Fund. This includes investment management, fees of the custodian, independent public accountants and legal counsel, remuneration of officers and directors, state registration fees and franchise taxes, shareholder services, including maintenance of the shareholder accounting system, insurance, marketing expenses, shareholder reports, proxy related expenses and transfer agency. Certain officers and directors of the Fund are also officers and directors of the investment adviser.

3. Capital Stock Transactions

At December 31, 2013, there were 2,000,000 shares of $0.01 par value capital stock authorized. Transactions in capital stock were as follows:

			          Year Ended		        Year Ended
                               December 31, 2013            December 31, 2012

	                      Shares	Amount	           Shares	Amount
                              ------   ---------          -------      --------
Shares sold	              23,109     $446,224          20,817      $373,425
Distributions reinvested       78,891  $1,361,659	        0	      0
                              ------   ----------          -------     --------
	                      102,000  $1,807,883          20,817      $373,425
                              -------   ----------        --------    ---------
Shares redeemed 	      (45,492)  $(883,228)        (57,935)   (1,052,547)
                              ------    ---------          -------    ---------
Net decrease/increase          56,508    $924,655         (37,118)   $(679,122)
                    	      ========   =========         ========   =========

4. Purchases and Sales of Investment Securities / Federal Tax Cost
Information
..
For the year ended December 31, 2013, purchases and proceeds from sales of securities were $10,982,863 and $13,581,111, respectively. At December 31, 2013 the cost of investments for Federal income tax purposes was $14,375,423. Accumulated net unrealized appreciation on investments was $6,043,195 consisting of $6,068,302 gross unrealized appreciation and $25,107 gross unrealized depreciation.




5. Composition of Net Assets
At December 31, 2013 net assets consisted of:

Net capital paid in on shares of stock.......................   $18,292,830
Unrealized appreciation of investments'.......................    6,043,195
Accumulated net realized gain on investments..................    1,565,230
                                                                -----------
               Net Assets                                       $25,901,255
                                                                ===========

6. Federal Income Tax

As of December 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income                                     $ 317,991
Accumulated net realized gain                                     1,247,239
Unrealized appreciation                                           6,043,195
                                                                -----------
       Distributable earnings                                    $7,608,425
                                                                -----------

The difference between book basis and tax basis undistributed ordinary income and accumulated net realized gain is primarily attributable to the tax treatment of short term gains as ordinary income.

For the year ended December 31, 2013, the Fund reclassified $131,170 of net investment losses against short term gains resulting in an increase of $131,170 of net investment income and decrease of $19,392 of paid in on shares of stock and $111,778 in accumulated net realized gain. Such reclassifications, the result of permanent differences between the financial statements and income tax reporting requirements have no effect on the Fund's net assets.

7. Commitments and Contingencies

Under the Fund's organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund entered into contracts with its service providers, on behalf of the Fund, and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. The Fund expects the risk of loss to be remote.

8. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.


PROSPECTUS, PROXY AND PORTFOLIO INFORMATION (Unaudited)

This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus. To obtain a current prospectus please call 1-800-541-3863. Information is available to shareholders who are interested in the Fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30. This information may be obtained without charge either by calling the Fund's toll-free number, 800-541-3863, or by visiting the SEC's website at www.sec.gov.

	The Fund files its complete schedule of portfolio holdings with Securities and Exchange Commission, for the first and third quarters of each fiscal year on form N-Q. These forms are available on the Commission's website at www.sec.gov. This information is also available from the Fund by calling 800-541-3863.

  .


REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Shareholders and Board of Directors of Volumetric Fund, Inc.

We have audited the accompanying statement of net assets of Volumetric Fund, Inc., as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Volumetric Fund, Inc., as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

				                       /s/     BBD, LLP
Philadelphia, Pennsylvania
February 19, 2014



  INFORMATION ABOUT YOUR FUND'S EXPENSES
For the six months ended December 31, 2013 (Unaudited)

	As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the period and held for the entire semi-annual period, July 1, 2013 ' December 31, 2013.

  The table illustrates your Fund's costs in two ways.

  Actual Fund Return: This section helps you to estimate the actual expenses that you paid over the period. The 'Ending Account Value' shown is derived from the Fund's actual return for the six month period, the 'Expense Ratio' column shows the period's annualized expense ratio and the 'Expenses Paid During Period' column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period. You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, a $7,000 account value divided by $1,000 = 7.0), then multiply the result by the number given in the first line under the heading entitled 'Expenses Paid During Period.'



  Hypothetical 5% Return: This section is intended to help you compare your Fund's costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses, the expense ratio is unchanged. Because the return used is not the Fund's actual return, the results do not apply to your investment. This sample is useful in making comparisons to other mutual funds because the Securities and Exchange Commission requires all mutual funds to provide examples of expenses calculated and based on an assumed 5% annual return. You can assess your Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

  Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. Volumetric Fund does not charge any sales loads, redemption fee, or exchange fees, but these fees may be present in other funds to which you compare our Fund. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you to determine the relative total costs of owning different funds.



                      Beginning       Ending       Net Expense  Expenses Paid
                     Acount Value,  Account Value,    Ratio     During Period**
                        07/01/13      12/31/13*

Actual	                $1,000	     $1,132.30	     1.94%	  $ 10.43
Hypothetical 5% Return	$1,000	     $1,015.38	     1.94%	  $  9.86

*The actual total returns for the six-month period ended December 31, 2013, was 13.23%.

**Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, and then divided by 365.


GENERAL INFORMATION

INVESTMENT ADVISER and TRANSFER AGENT
Volumetric Advisers, Inc.
87 Violet Drive
Pearl River, NY 10965

CUSTODIAN
JP Morgan Chase, N.A.
270 Park Avenue
New York, NY 10017

IRA AND PENSION ACCOUNTS TRUSTEE
Principal Trust Company
P.O. Box 8963
Wilmington, DE 19899

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BBD, LLP
1835 Market Street, 26th Floor
Philadelphia, PA 19103






DIRECTORS (Unaudited)

The Directors of the Fund and their ages, positions, addresses and principal occupations during the past five years are set forth below. There is no limit on the length of the term that each director serves. The Fund's Statement of Additional Information contains additional information about the Directors and is available without charge, upon request, by calling 1-800-541-FUND.


                          Interested Directors


  Director                  Occupation                                Age   Director
                                                                            Since

Gabriel J. Gibs            Chairman, CEO, Founder and Portfolio Co-    77      1978
Volumetric Fund, Inc.      Manager of the Fund since 1978. Mr. Gibs
87 Violet Drive            is also President of Volumetric Advisers,
Pearl River, NY 10965      Inc., the Fund's investment adviser and
                           transfer agent.

Irene J. Zawitkowski       President, Chief Operating Officer and      60      1978
Volumetric Fund,Inc.       Portfolio Co-Manager of the Fund. Co-Founder
87 Violet Drive            and officier in varous capacities since 1978.
Pearl River, NY 10965      Also, Executive Vice President of Volumetric
                           Advisers, Inc.



                               Independent Directors

William P. Behrens         Vice Chairman, Fulcrum Securities since      75     1987
Fulcrum Securities, Inc.   2008. Vice Chairman, Northeast Securities,
333 Westchester Ave        Inc. from 2001 to 2008. Chairman, Global
New York NY 10604          Energy Systems since 2006. Memeber of the
                           Fund's Audit Committee.

Joseph Haeupl              Engineering consultants to the chemical       68    2004
9 Grove Place              industry, since 2002. Previously, Director
Mount Lakes NJ 07046       of Technology of Lurgi PSI,
                           an engineering and construction servies
                           company for the chemical industry.
                           Member of the Fund's Governance & Nominating
                           Committee.

Alexandre M. Olbrecht,Dr.  Associate Professor Economics, Ramapo         38   2012
66 Main Street             College of NJ, since 2005. Executive Director
Yonkers, NY 10701          of Eastern Economic Association.

Stephen J. Samitt          Stephen Samitt, CPA, LLC, since 2008.         72   1996
87 Violet Drive            Previously, Principal, Briggs Bunting &
Pearl River, NY 10965      Dougherty, LLP, a full service public
                           accountanting firm, since 1997.
                           Chairman of the Fund's Audit Committe.
                           Member of the Fund's Goverance & Nominating
                           committee. He was elected by the Board as
                           the Fund's financial expert.

Allan A Samuels            CEO and President of Rockland Business       75   2007
Rockland Business Assoc.   Association (RBA) since 2001. Board member
One Blue Hill Plaza        of several non-profit and business
Pearl River, NY 10965      organizations. Chairmain of the Fund's
                           Governanace and Nominating Committee.

David L. Seidenberg        President, SQ Ventures, LLC, since 2002.     67  1983
29 Shaw Roac               Previously, Vice President of Davos
Woodcliff Lake, NJ 07677   Chemical Company from 1972 until 2002.
                           Memeber of the Fund's Audit Committee

Raymond W. Sheridan        President Raymond Sheridan Financial, Inc.   63   1995
R. Sheridan Financial      insurance and financial services. Vice
19 E. Washington Ave       President of Volumetric Fund from 1997 to
Pearl River,  NY 10965     2004. Member of the Fund's Goverance &
                           Nominating Commiettee.









Volumetric Fund, Inc.

87 Violet Drive
Pearl River, New York 10965
Tel: 845-623-7637
800-541-FUND
www.volumetric.com


Investment Adviser and
-----------------------
Transfer Agent
---------------

Volumetric Advisers, Inc.
Pearl River, New York

Custodian
----------

J.P. Morgan Chase, N.A.
New York, New York

Independent Registered Public Accounting Firm
----------------------------------------------

BBD, LLP
Philadelphia, Pennsylvania

Board of Directors
-------------------
William P. Behrens
Gabriel J. Gibs, Chairman
Josef Haupl
Alexandre M. Olbrecht, Dr.
Stephen J. Samitt
Allan A. Samuels
David L. Seidenberg
Raymond W. Sheridan
Irene J. Zawitkowski

Officers
--------
Gabriel J. Gibs
    Chairman, CEO, Portfolio Co-Manager
Irene J. Zawitkowski
    President, COO, Portfolio Co-Manager
Jeffrey M. Gibs
    Vice President, Chief Compliance Officer












Item 2. Code of Ethics.

(a)
As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)
For purposes of this item, 'code of ethics' means written standards that are reasonably designed to deter wrongdoing and to promote:

       (1)
Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
       (2)
Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
       (3)
Compliance with applicable governmental laws, rules, and regulations;
       (4)
The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
       (5)
Accountability for adherence to the code.

(c)
Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)
Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant' website; however, the website states how the Code of Ethics may be obtained free of charge upon request.

(f)          A copy of the Code of Ethics is attached as an exhibit.


Item 3. Audit Committee Financial Expert.

(a) The Registrant's Board of Directors has determined that Stephen Samitt is an audit committee financial expert, as defined in Item 3 of Form N-CSR.
Mr. Samitt is independent for purposes of this Item.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees
2013 - $14,000
2012 - $13,500

(b)  Audit-Related Fees
2013 - None
2012 - None

(c) Tax Fees
2013 - $2,500
2012 - $2,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d) All Other Fees
2013 - None
2012 - None



(e)
(1) Audit Committee's Pre-Approval Policies

The registrant's Audit Committee is required to pre-approve all audit services and non-audit services (including audit-related, tax and all other services) to the registrant. The registrant's Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.



(2) Percentages of Services Approved by the Audit Committee

2012 & 2013
Audit-Related Fees:           100.00%
Tax Fees:                     100.00%
All Other Fees:                 0.00%

(f)
During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)
The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2013 - $0
2012 - $0

(h)
The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)
Based on an evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)
There were no significant changes in the Registrant's internal control over financial reporting that occurred during the Registrant's last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)
Code of Ethics filed herewith.   ONLY ANNUAL NOT SEMIANNUAL

(a)(2)
Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)
Not applicable for open-end investment companies.

(b)
Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Volumetric Fund, Inc.

By (Signature and Title)
/s/  Gabriel J. Gibs
       Gabriel Gibs, Chairman, CEO
Date 2/26/2014


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)
/s/ Irene Zawitkowski
       Irene Zawitkowski, President

Date
2/26/2014